UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 11, 2007

Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

North Carolina	1-3382	56-0165465
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

410 S. Wilmington Street, Raleigh, North Carolina		27601-1849
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	919-546-6111

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 11, 2007, members of the board of directors of Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. (the "Company") resigned in connection with an effort to simplify the Company’s governance structure by electing its future boards of directors from among employees of the Company or its affiliates. The resignations were not the result of any disagreement among the Company and any director.

The following list identifies the directors who resigned and the board committees on which they served.

Director (Committees Identified by Footnote)
James E. Bostic, Jr. (1,4)
David L. Burner (2,3,5)
Richard L. Daugherty (1,2,3)
Harris E. DeLoach, Jr. (2,4,5)
Robert W. Jones (3,5)
W. Steven Jones (4,5)
E. Marie McKee (2,4,5)
John H. Mullin, III (2,3,5)
Carlos A. Saladrigas (1,3)
Theresa M. Stone (1,3)
Alfred C. Tollison, Jr. (1,4)

Committees of the Board
1 = Audit and Corporate Performance
2 = Corporate Governance
3 = Finance
4 = Operations and Nuclear Oversight
5 = Organization and Compensation

On July 17, 2007, Robert B. McGehee, in his capacity as the sole remaining director of the Company, appointed the following individuals as directors of the Company:

• Class I (terms expiring in 2008) - John R. McArthur and Peter M. Scott III;
• Class II (terms expiring in 2009) - William D. Johnson and C. S. Hinnant;
• Class III (terms expiring in 2010) - Lloyd M. Yates. Mr. McGehee also serves in Class III.

The new board has not established committees.

There are no arrangements or understandings between any of the directors and any other person(s) pursuant to which they serve in the above-referenced position. In his capacity as an officer of the Company, each of the newly named directors continues to have an employment agreement with the Company which has been disclosed in prior filings. The directors do not receive any additional compensation or other personal benefit as a result of their serving as directors of the Company.

None of the directors has any family relationship with any director or executive officer of the Company or its subsidiaries.

Other than the employment arrangements with each director in his capacity as an officer of the Company, during 2006, none of the directors had any interest in any transactions to which the Company or any of its subsidiaries was a party. Similarly, other than the continuation of the employment arrangements for each director, there are no currently proposed transactions involving the Company or any of its subsidiaries in which any of the directors have an interest.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc.

July 17, 2007	By:	Jeffrey M. Stone

Name: Jeffrey M. Stone
Title: Chief Accounting Officer